SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ___________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 10, 1994


                         CRESTAR FINANCIAL CORPORATION
               (Exact name registrant of as specified in charter)


     Virginia                       1-7083                    54-0722175
  (State or other                (Commission                (IRS Employer
  jurisdiction of                File Number)            Identification No.)
  incorporation)


919 East Main Street, P. O. Box 26665, Richmond, Virginia       23261-6665
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   804-782-5000

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Item 5.   Other Events

     This Current Report on Form 8-K is being filed in order to file as exhibits hereto (i) the Underwriting Agreement dated November 9, 1994 between Crestar Financial Corporation and Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Craigie Incorporated, Davenport & Co. of Virginia, Inc., Scott & Stringfellow, Inc. and Wheat, First Securities, Inc. relating to the Registrant's 8 3/4% Subordinated Notes Due 2004 (the "Notes") and (ii) the Registrant's press release dated November 9, 1994 describing the sale of the Notes.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CRESTAR FINANCIAL CORPORATION



Date:  November 9, 1994       By: /s/ John C. Clark, III
                                 John C. Clark, III
                                 Senior Vice President, General
                                 Counsel and Secretary

                               EXHIBIT INDEX


 1        Underwriting Agreement dated November 9, 1994.

99.1      Press release dated November 9, 1994.